BioLargo

We Make Life Better

Better Solutions for: Air – Water – Energy

Annual Stockholder Meeting 2024

Stock Symbol: BLGO

Safe Harbor Statement

All statements, other than statements of historical fact, included in this presentation and management's explanation and discussion of this presentation, regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects and plans and objectives of management are forward-looking statements. The words "anticipates," "believes," "estimates," "expects," "intends," "may," "plans," "projects," "will," "would" and similar expressions, including graphical information, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We have based these forward-looking statements on our current expectations and projections about future events. Although we believe that the expectations underlying our forward-looking statements are reasonable, these expectations may prove to be incorrect, and all of these statements are subject to risks and uncertainties. Therefore, you should not place undue reliance on our forward-looking statements. We have included important risks and uncertainties in the cautionary statements about our business in our filings with the Securities and Exchange Commission, particularly the section titled "Risk Factors" in our Form 10-K and subsequent filings. We believe these risks and uncertainties could cause actual results or events to differ materially from the forward-looking statements that we make. Should one or more of these risks and uncertainties materialize, or should underlying assumptions, projections or expectations prove incorrect, actual results, performance or financial condition may vary materially and adversely from those anticipated, estimated or expected. In the light of these risks and uncertainties, the forward-looking events and circumstances discussed in this presentation may not occur, and actual results could differ materially from those anticipated or implied in the forward-looking statements. Any forward-looking statement made by us is based only on information currently available to us and speaks only as of the date on which it is made.



Who we are

- Innovators, scientists, engineers, and entrepreneurs
- Passionate about sustainability and human health
- Driven by a mission to *make life better*

What we do



- Best-in-class solutions for cleantech problems
- Engineering-forward technologies
- Focus on problems without good solutions

The BioLargo Innovation Engine

BioLargo
We Make Life Better

BioLargo Engineering, Science & Technologies — Engineering

BioLargo Canada — R&D

Operating Segments Commercializing our Technologies

CLYRA™ Medical Technologies Inc

BioLargo ENERGY TECHNOLOGIES

ONM ENVIRONMENTAL PRODUCTS AND SERVICES

BioLargo EQUIPMENT • SOLUTIONS • TECHNOLOGIES


REVENUE (PAST 6 YEARS)
$ MILLIONS
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
2018
2019
2020
2021
2022
2023

Trends are not necessarily indicative of future performance


QUARTERLY REVENUE AND SG&A
Revenue
SG&A
$5.0
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
MILLIONS
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2022
2023
2024

Key highlights from Q1 2024:

Revenue:

- Q1 was **$4,760,000**, an increase of $390,000 over Q4's $4,370,000
- 9% quarter-over-quarter increase
- 28% increase compared to Q1 2023

Cash generated from operating activities:

- Q1 cash flow of **$481,000**, an increase of $483,000 from Q4's ($2,000)

Net Loss:

- Q1 net loss was **$775,000**, a 32% decrease quarter-over-quarter
- 57% increase compared to Q1 2023
- **Net loss included $623,000** in non-cash equity compensation expenses



2024 REVENUE RUN RATE SCENARIOS
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$-
$ MILLIONS
2018
2019
2020
2021
2022
2023
2024

Current revenue run rate

- Q1 2024 revenue was $4,760,000
- Our current annual revenue run rate is **$19 million**

Trends are not necessarily indicative of future performance, and future revenues are highly dependent on our partners' performance.

NET STOCKHOLDER'S EQUITY



$6
$5
$4
$3
$2
$1
$-
$0
$(2)
$(3)
MILLIONS
2018
2019
2020
2021
2022
2023
Q1 OF 2024
$5.1M

Trends are not necessarily indicative of future performance

Why we know we will win... big!

1. Purpose
2. People
3. Technology
4. Strategy



ONM ENVIRONMENTAL
PRODUCTS AND SERVICES

DBA: Odor No More

CupriDyne® CLEAN

POOPH

A wholly owned subsidiary of


POOPH
ERIZER
POOPH
0:00
−2:00


POOPH
POOPH
#1 BEST SELLING PET ODOR ELIMINATOR
SAFE & NON-TOXIC
FRAGRANCE FREE
COMMERCIAL
POOPH
POOPH
LITTERIZER

8

Unique Products

15+

variations


POOPH
POOPH PET WIPES
POOPH TAKES STINK OUT OF THE EQUATION

NEW POOPH PRODUCTS

(Requested by Major Retailers)

- Wipes
- Litterizer
- Puppy Pads


WINNER
POOPH
LITTERIZER
THE LITTER BOX
CIVILIZER


Available Soon!
POOPH
50 PADS
PUPPY PADS

Major Retail Outlets

POOPH – Consumer pet odor product

- Product marketed and sold by our partners, award-winning consumer product experts (Ikigai Marketing Works)
- ONM receives manufacturer's margin and a royalty on sales
- Business strategy: ramp up sales and sell to a major consumer products company
    - ONM would receive 20% of exit


COUCH
POOPH IT!


THEIR BED
POOPH IT!

Pooph – Looking Forward

- Fantastic historic performance
- Pooph's goals:
  - Continued 20% QoQ growth
  - 80,000 stores
- Wipes and Litterizer both launched
- Puppy Pads coming soon!
- Ongoing discussions about expanding product category




POOPH
THE LITTER BOX
CIVILIZER

ONM Industrial Segment

1. **Municipal Solid Waste**
2. **Automotive** (paint emissions)
3. **Wastewater Treatment**
4. **Rendering**
5. **Food Processing**
6. **Asphalt Manufacturing**

- Customers include largest waste handlers in the country, County of Orange, Santa Barbara County, LA County, Miami-Dade County, City of Los Angeles (and many more)





Our odor control systems

- **Portable or trailer-mounted systems:**
  - Temp/Litter Fencing
  - Fans
  - Batwing
  - Windrow Turners
  - Truck Mounted
- **Stationary systems:**
  - Perimeter fence systems
  - Overhead/Doorway
  - Bin Washing

Summary

One underlying chemistry technology

Industrial and Consumer portfolios

Both profitable

Historic trends expected to continue

CLYRA™
Medical Technologies Inc

A Breakthrough *Solution* For Infection Control

better science
better outcomes

2024 is the Year that Preparation Meets Opportunity

A partially owned subsidiary of BioLargo

Market Opportunities and Business Strategy

CLYRA Medical Technologies Inc

The Clyra Antimicrobial Solution

A New Gold Standard In Wound Irrigation

- A platform with numerous applications in healthcare
- Non-cytotoxic, non-staining, non-sensitizing, non damaging to tissue
- Effective versus biofilms, broad spectrum, long-lasting efficacy

The Tissue-Safe Antimicrobial Efficacy of Clyra's Solution Supports
Four Separate Vertical Market Opportunities and more

#1 Surgery



#2 Wound & Burn



#3 Dental RX and Oral Surgery



#4 Dermatological and Acne



bioclynse®

ViaCLYR™ WITH CLYRASEPT®

oraclyr®

DermaCLYR™ WITH CLYRASEPT®

Progress Made, Capital Invested

- Preparing for scaled manufacturing
- Keystone Industries
- Two new surgical products
- Equipment purchased
- Molds made
- Our investment - $1 million


keystone
industries

EQUIPMENT ▪ SOLUTIONS ▪ TECHNOLOGIES

Commercialization Update for BioLargo Technologies and Market Solutions

Products

AEC
AQUEOUS ELECTROSTATIC CONCENTRATOR

AOS
Advanced Oxidation System

CupriDyne® CLEAN

G-C AROS

PFAS: the "Forever Chemicals" Plaguing Water Supplies Around the World

Thousands of sites — including public water systems, military bases, and industrial plants — across the US have been identified


Gulf of
Mexico


PFAS


PFAS



https://www.ewg.org/interactive-maps/pfas_contamination/map/
https://www.bbjgroup.com/blog/pfas-the-forever-chemical
https://itrcweb.org/teams/active/pfas


AEC
VS
CARBON FILTRATION/
MEDIA FILTRATION
VS
AEC HAS LOWER OPERATION AND MAINTENANCE COSTS
AEC is faster and more energy-efficient than standard filtration.
VS
AEC IS VERSATILE
AEC can work on multiple water streams alone or in conjunction with other water treatment technologies.
VS
AEC IS ENVIRONMENTALLY FRIENDLY
AEC produces less than 1/40,000 the PFAS-laden waste of carbon filtration.
BioLargo
We Make Life Better

AEC PFAS Tech Progress

- First AEC sold, being installed Fall 2024
- 11+ successful customer water trials
- Regulatory certifications in process
- Mobile pilot unit available

AEC
AQUEOUS ELECTROSTATIC CONCENTRATOR



Lake Stockholm System in Fabrication

- Four skids now in fabrication
- Completion and FAT test scheduled for August 2024
- Shipping to the site in September

Business Development Highlights

- Continued expansion of selling organization
- New opportunities constantly
- Garratt-Callahan update (AROS):
  - Major data center and pharma company interest
  - 4 customer pilots completed
- New PFAS markets, potentially faster to adopt:
  - Wastewater
  - Leachate
  - AFFF

2024 Goals

- Successfully complete our first commercial AEC installation
- Secure more projects
- Complete regulatory certifications
- Advance PFAS tech for use in other markets
- Commitments for field pilots in water, wastewater, and leachate
- Raise government awareness of our solution

Other regulatory drivers for PFAS


CAUTION
HAZARDOUS
WASTE



Feb 8 notice of rulemaking for RCRA Appendix VIII for nine PFAS chemicals

This will have an even bigger effect on handling of PFAS-laden waste

Guidance by EPA indicates that PFAS should be already be handled as RCRA

EPA released new testing methodology that implies new Clean Air Act and wastewater regulations are likely coming soon

BioLargo
Engineering, Science & Technologies

Engineering Team Focus:

- Internal product development
- Support product commercialization
- External client projects

BLEST's role as BioLargo's engineers

- AEC Technology
- Battery Technology
- PFAS Destruction Technology
- Leachate and AFFF
- External contracts



US Air Force (USAF) Contract Update

In addition to ongoing air compliance support contracts at six USAF bases, since 2019

- Three New Mexico bases, two Texas bases, up to 5 years and $3.5 million in revenue)
- In the running for more bases and revenues
- More proposals in the works

* Note – revenue amounts are not guaranteed. In USAF sole discretion whether to renew each year.



BioLargo Water → BioLargo Canada

2024 Annual Stockholder Meeting

Richard Smith, Ph.D. BioLargo Canada

June 13, 2024

BioLargo Canada

Personal care products and CupriDyne IP expansion work

- $400K in grant funding committed, expected to be received over next 18 months
- Two major grant/project proposals outstanding for >$4 million
- Leveraging science expertise, grant funding, and collaboration to advance commercial success

AOS Spiral Version 2



Version 1



Version 2

- Alive, future role of importance as regulations get tighter
- Improved residence time
- Higher current density
- Lower CAPX and OPEX *

Targeting grant-funded micropollutant trials:

- Switzerland
- SAIT (Alberta)

* Dependent on water chemistry and on-site requirements.

Cellinity Teaser Video

BioLargo Liquid Sodium Battery:

Long-Duration Energy Storage (LDES) System

Because the world needs better batteries

CELLINITY

BY BIOLARGO ENERGY TECHNOLOGIES


CELLINITY
CELLINITY

Commercialization Pathway



Target market worth billions

BioLargo ENERGY TECHNOLOGIES



Complete pilot manufacturing

Make and test cells

Scale up cells and battery packs

Make licensing partnerships

Build component manufacturing facility

Engage with partners as consulting engineer and licensing partner to build factories

Scale Up

Target markets

What do they have in common?
Static, large-format energy storage uses

- Renewable energy storage
- Grid-scale storage / grid leveling
- EV charging stations
- Residential backup power stations for homes, businesses, hospitals, etc.
- Emergency response / disaster relief







Government incentives helping drive adoption:

45X tax credit for grid-scale battery manufacturers

Investment Tax Credit (ITC) for battery projects

NEWS

US Treasury and IRS provide additional guidance for 45X manufacturing tax credit for batteries

By Cameron Murray

December 18, 2023

Americas, US & Canada

Grid Scale, Connected Technologies, Distributed, Off Grid

Policy, Business, Materials & Production



A render of a gigafactory being developed in the US by KORE Power. Image: KORE Power.

Initially targeting two SKU sizes

1 MWh



~25 KWh


TESLA

Cellinity Core Value Propositions


SEAL
CURRENT COLLECTORS
POSITIVE ELECTRODE
SEPARATOR (Beta-Alumina)
NEGATIVE ELECTRODE (liquid Na)
CELL CASE

Business Model: Sell Factories, Not Batteries

Develop community-based factories that are *owned and operated locally*, with BioLargo holding a minority position and royalty-based license

Focus on:

- Workforce development
- Economic development
- Enabling Microgrid deployment
- Leveraging generous tax incentive
- Embrace underserved communities
- Generating revenue for our design, build services
- Financed by our Partners



Why this model?

What the community gets

- The best grid-scale battery technology available
- Workforce development for local community
- Ownership and financial benefits of factory

What BioLargo gets

- Scalable, practical rollout of our battery technology
- Balance sheet friendly strategy
- Diverse, credible partners



First Battery Cells Now Manufactured

BioLargo Manufactures First Cellinity Battery Cells, a Safer Alternative to Lithium-ion

Press Release | 06/11/2024

WESTMINSTER, CA / ACCESSWIRE / June 11, 2024 / BioLargo, Inc. (OTCQX:BLGO), a company that creates and commercializes sustainable technologies to solve tough environmental and cleantech challenges, announced that it had succeeded in manufacturing its first Cellinity™ "Liquid Sodium" prototype battery cells. Visit www.BioLargoEnergy.com to learn more.


CELLINITY

The BioLargo Family of Companies

BioLargo, Inc. is a sustainable science, technology & full-service enviromental engineering company that makes life better by delivering world-class products and services across a broad range of industries, with a drive to deliver clean water, clean air, and advanced antimicrobials for healthcare.


Westminster, California, USA
Edmonton, Alberta, Canada
Oak Ridge, Tennessee, USA
Daegu, South Korea (Joint Venture)
Tampa, Florida, USA

OTCQB: BLGO

Contact:

Dennis Calvert
President & CEO
BioLargo, Inc.
14921 Chestnut St.
Westminster, CA 92683
(888) 400-2863
dc@BioLargo.com
www.BioLargo.com